UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

Remora Capital Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

REMORA CAPITAL CORPORATION

3200 West End Avenue, Suite 500

Nashville, TN 37203

(615) 380-1095

August 13, 2026

Dear Stockholder:

You are cordially invited to attend Remora Capital Corporation’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually on November 5, 2026, at 10:00 a.m. Pacific Time, at the following website: www.virtualshareholdermeeting.com/REMR2026.

The Notice of Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. I will also report on the progress of the Company during the past year and answer stockholders’ questions.

It is important that your shares of the Company’s outstanding common stock, par value $0.001 per share (“common stock”) and outstanding preferred stock, par value $0.001 per share (“preferred stock” and together, the "shares") be represented at the Annual Meeting. If you are unable to attend the meeting in person, I urge you to vote your shares by completing, dating and signing the enclosed proxy card and promptly returning it in the envelope provided or to otherwise give your proxy authorization as specified in the proxy card. If a broker or other nominee holds your shares in “street name,” your broker has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by mail, telephone or by using the internet. Your vote is important regardless of the number of shares you own. We urge you to fill out, sign, date and mail the enclosed proxy card or authorize your proxy by telephone or through the internet as soon as possible even if you currently plan to participate in the Annual Meeting. This will not prevent you from voting virtually but will assure that your vote is counted if you are unable to participate in the meeting.

On behalf of your Board of Directors, thank you for your continued interest and support.

Sincerely yours,

/s/ Daniel Mafrice
Daniel Mafrice
Chief Executive Officer and President

REMORA CAPITAL CORPORATION

3200 West End Avenue, Suite 500

Nashville, TN 37203

(615) 380-1095

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

To Be Held On November 5, 2026

Online Meeting Only — No Physical Meeting Location

www.virtualshareholdermeeting.com/REMR2026

To the Stockholders of Remora Capital Corporation:

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Remora Capital Corporation (the “Company”) will be held virtually on November 5, 2026, at 10:00 a.m. Pacific Time, at the following website: www.virtualshareholdermeeting.com/REMR2026, for the following purposes:

1.    To elect one director by the holders of the Company’s outstanding common stock, par value $0.001 per share (“common stock”) and outstanding preferred stock, par value $0.001 per share (“preferred stock” and together, the "shares"), voting together as a single class, to serve for a term of three years, and until his successor has been duly elected and qualified;

2.    To transact such other business as may properly come before the meeting, or any adjournments or postponements thereof.

You or your proxyholder can participate, vote, and examine our stockholder list at the virtual annual meeting by visiting www.virtualshareholdermeeting.com/REMR2026 and using the 16-digit control number included on your proxy card or voting instruction form. You have the right to receive notice of and to vote at the meeting if you were a stockholder of record of common stock or preferred stock (together, the "stockholders") at the close of business on August 7, 2026. Whether or not you expect to participate in the virtual meeting, please vote by signing the enclosed proxy card and returning it promptly in the self-addressed envelope provided. If a broker or other nominee holds your shares in “street name,” your broker has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by mail, telephone or by using the internet. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of the proxies by the Company.

By order of the Board of Directors,

/s/ Daniel Mafrice

Daniel Mafrice
Chief Executive Officer and President

Nashville, TN

August 13, 2026

This is an important meeting. To ensure proper representation at the meeting, please indicate your vote as to the matters to be acted on at the meeting by following the instructions provided in the enclosed proxy card or voting instruction form. Even if you vote your shares prior to the meeting, you still may participate in the meeting and vote your shares virtually.

i

REMORA CAPITAL CORPORATION

3200 West End Avenue, Suite 500

Nashville, TN 37203

(615) 380-1095

PROXY STATEMENT

2026 Virtual Annual Meeting of Stockholders

Online Meeting Only — No Physical Meeting Location

www.virtualshareholdermeeting.com/REMR2026

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Remora Capital Corporation (the “Company,” “we,” “us” or “our”) for use at our 2026 Annual Meeting of Stockholders to be conducted virtually via live webcast on November 5, 2026 at 10:00 a.m. Pacific Time, and at any adjournments thereof (the “Annual Meeting”). The Notice of Annual Meeting, this proxy statement, the accompanying proxy card and our Annual Report for the fiscal year ended December 31, 2025 are first being sent to stockholders of common stock or preferred stock (together, the "stockholders") on or about August 13, 2026.

We encourage you to vote your shares of the Company’s outstanding common stock, par value $0.001 per share (“common stock”) and outstanding preferred stock, par value $0.001 per share (“preferred stock” and together, the "shares"), either by voting virtually at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you vote by mail, internet or telephone as described in the instructions on the proxy card or voting instruction form, and we receive your vote in time for the meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominee as a director.

Your vote is important. Whether or not you plan to participate in the Annual Meeting, please promptly vote your shares as described in the instructions on the proxy card or voting instruction form.

Important notice regarding the availability of proxy materials for the Annual Meeting to be held on November 5, 2026:

The Notice of Annual Meeting, proxy statement, proxy card and our Annual Report for the fiscal year ended December 31, 2025 are available at the following internet address: www.virtualshareholdermeeting.com/REMR2026

INFORMATION ABOUT THE MEETING

When is the Annual Meeting?

The Annual Meeting will be conducted virtually on November 5, 2026, at 10:00 a.m. Pacific Time.

Where will the Annual Meeting be held?

The Annual Meeting will be conducted virtually via live webcast at www.virtualshareholdermeeting.com/REMR2026.

What items will be voted on at the Annual Meeting?

There is one matter scheduled for a vote:

1.    To elect one director to serve for a term of three years, and until his successor has been duly elected and qualified.

As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting.

What is the recommendation of the Board of Directors?

Our Board of Directors recommends that you vote “FOR” the election of the director nominee named herein to serve on the Board of Directors.

Will the Company’s directors be in attendance at the Annual Meeting?

The Company encourages, but does not require, its directors to attend annual meetings of stockholders. However, the Company anticipates that substantially all of its directors will attend the Annual Meeting.

INFORMATION ABOUT VOTING

Who is entitled to vote at the Annual Meeting?

Both common stockholders and preferred stockholders (each a “stockholder” and, together, the “stockholders”) are entitled to vote on the election of the Class 1 Director together as a single class. Only stockholders of record at the close of business on the record date, August 7, 2026, are entitled to receive notice of the Annual Meeting and to vote the shares for which they are stockholders of record on that date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. As of the close of business on August 7, 2026, we had 21,359,015 shares of common stock outstanding and 332,696 shares of preferred stock outstanding (together, the “shares”).

How many votes do I have?

On each matter to be voted upon, you have (a) one vote for each share of common stock and (b) one vote for each share of preferred stock for which you are the stockholder of record as of August 7, 2026.

How do I vote?

With respect to Proposal No. 1, you may either vote “FOR” or "AGAINST" the nominee to the Board of Directors, or you may abstain from voting:

Stockholders of Record: Shares Registered in Your Name.   If on August 7, 2026, your shares were registered directly in your name with the Company’s transfer agent, U.S. Bank Trust Company, National Association, then you are a stockholder of record. If you are a stockholder of record, you may vote virtually at the Annual Meeting or vote by giving us your proxy. You may give us your proxy by completing the enclosed proxy card and returning it in the enclosed postage-prepaid envelope. Whether or not you plan to participate in the Annual Meeting, we urge you to fill out and return the enclosed proxy card or to otherwise give your proxy authorization as specified on the proxy card, to ensure your vote is counted. You may still participate in the Annual Meeting and vote virtually if you have already voted by proxy or have otherwise given your proxy authorization.

VIRTUALLY: To vote virtually, participate the Annual Meeting, and submit your vote via the website: www.virtualshareholdermeeting.com/REMR2026.

BY PHONE: To vote using the telephone, please use any touch-tone telephone to transmit your voting instructions at the telephone number listed in the proxy card.

BY MAIL:   To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the postage paid envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owners:   Shares Registered in the Name of a Broker or Bank.   If on August 7, 2026, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may be able to vote by telephone or over the internet as instructed by your broker or bank. To vote virtually at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy card.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please provide a response for each proxy card you receive to ensure that all of your shares are voted.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted in accordance with the recommendation of the Board of Directors: “FOR” the election of the director nominee named herein to serve on the Board of Directors.

If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares as recommended by the Board of Directors or, if no recommendation is given, will vote your shares using his or her discretion.

Can I change my vote after submitting my proxy card?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the stockholder of record of your shares, you may revoke your proxy in any one of three ways:

You may change your vote using the same method that you first used to vote your shares;

You may send a written notice that you are revoking your proxy to Remora Capital Corporation, 3200 West End Avenue, Suite 500, Nashville, Tennessee, 37203, Attention: Joseph Altman, Secretary; or

You may participate in the Annual Meeting and vote virtually. Simply participating in the Annual Meeting, however, will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” and “AGAINST” votes for the proposal to elect the director nominee named herein to serve on the Board of Directors. A broker non-vote occurs when a nominee, such as a brokerage firm, bank, dealer or other similar organization, holding shares for a beneficial owner, does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner. In the event that a broker, bank, custodian, nominee or other record holder of our common stock or preferred stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a brokerage firm, bank, dealer or other similar organization, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. Proposal No. 1 (Election of the Director Nominee) is a non-routine proposal. Since the proposal to be voted on at the Annual Meeting is a non-routine matter, the broker or nominee that holds your shares will need to obtain your authorization to vote those shares and will enclose a voting instruction form with this proxy statement. The broker or nominee will vote your shares as you direct on their voting instruction form so it is important that you include voting instructions.

Abstentions will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting.

How many votes are needed to approve Proposal No. 1 (Election of the Director Nominee)?

Directors are elected by a majority of the votes cast of the common stock and preferred stock voting together as a single class, at the meeting meaning the number of shares vote "FOR" director must exceed the number of shares voted "AGAINST" such director.  Votes not cast or abstained will not be counted as a vote cast either "FOR" or "AGAINST" the director's election.

How many shares must be present to constitute a quorum for the Annual Meeting?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if a majority of the outstanding shares of common stock and preferred stock, voting together as a single class, entitled to vote are represented by stockholders present at the Annual Meeting or by proxy. On August 7, 2026, the record date, there were 21,359,015 common shares outstanding and entitled to vote and 332,696 preferred shares outstanding and entitled to vote. Thus, 10,845,856 shares of common and preferred stock must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the Annual Meeting. Abstentions will be counted towards the quorum requirement. Shares of common stock and preferred stock will vote together as a single class of securities.

If a quorum is not present at the Annual Meeting, or if a quorum is present but there are not enough votes to approve one or more of the proposals, the person named as chairman of the Annual Meeting may adjourn the meeting to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if there are sufficient votes for approval on such proposal(s).

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting and filed on Form 8-K within four business days of the Annual Meeting. Final results, if different from the preliminary voting results, will be published on an amended Form 8-K within four business days after the final voting results are established.

ADDITIONAL INFORMATION

How and when may I submit a stockholder proposal for the Company’s 2027 Annual Meeting?

We will consider for inclusion in our proxy materials for the 2027 Annual Meeting of Stockholders, stockholder proposals that are received at our executive offices, in writing, no earlier than March 14, 2027 and no later than 5:00 p.m. (Eastern Time) on April 13, 2027, and that comply with our bylaws and all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Proposals must be sent to Remora Capital Corporation, 3200 West End Avenue, Suite 500, Nashville, Tennessee, 37203, Attention: Joseph Altman, Secretary.

Pursuant to our bylaws, stockholders wishing to nominate persons for election as directors or to introduce an item of business at an annual meeting that are not to be included in our proxy materials must have given timely notice thereof in writing to our Secretary. To be timely for the 2027 Annual Meeting of Stockholders, you must notify our Secretary, in writing, no earlier than March 14, 2027 and no later than 5:00 p.m. (Eastern Time) on April 13, 2027. We also advise you to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations, including the different notice submission date requirements in the event that the date of the notice for the 2027 Annual Meeting of Stockholders is more than 30 days before or after the first anniversary of the date of the notice for the 2027 Annual Meeting. In accordance with our bylaws, the chairman of the 2027 Annual Meeting of Stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting.

Pursuant to the Company’s bylaws, among other things, a stockholder’s notice shall set forth as to each individual whom the stockholder proposes to nominate for election or reelection as a director:

•	the name, age, business address and residence address of such individual;

•	the class, series and number of any shares of stock of the Company that are beneficially owned by such individual;

•	the date such shares were acquired and the investment intent of such acquisition;

•

whether such stockholder believes any such individual is, or is not, an “interested person” of the Company, as defined in the Investment Company Act of 1940 (the “1940 Act”) and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Company, to make either such determination; and

•

all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected).

All nominees properly submitted to the Company (or which the nominating and corporate governance committee otherwise elects to consider) will be evaluated and considered by the members of the nominating and corporate governance committee using the same criteria as nominees identified by the nominating and corporate governance committee itself.

How can I obtain the Company’s Annual Report on Form 10-K?

A copy of our 2025 Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”) is being delivered along with this proxy statement. Our 2025 Annual Report is not incorporated into this proxy statement and shall not be considered proxy solicitation material.

We will also mail to you without charge, upon written request, a copy of any specifically requested exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. Requests should be sent to: Remora Capital Corporation, 3200 West End Avenue, Suite 500, Nashville, Tennessee, 37203, Attention: Joseph Altman, Secretary. A copy of our Annual Report has also been filed with the Securities and Exchange Commission, or the SEC, and may be accessed from the SEC’s website (www.sec.gov).

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. In addition to these written proxy materials, directors, officers and employees of Remora Capital Management, LLC, the Company’s investment adviser (the “Adviser” or “Remora”), may also solicit proxies in person, by telephone or by other means of communication; however, our directors, officers and employees of the Adviser will not be paid any additional compensation for soliciting proxies. In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and/or by telephone or facsimile transmission by our proxy solicitor, directors, officers or employees of the Adviser. The Adviser is located at 3200 West End Avenue, Suite 500, Nashville, Tennessee, 37203.

The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

How many copies should I receive if I share an address with another stockholder?

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.

Brokers may be householding our proxy materials by delivering a single proxy statement and Annual Report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and Annual Report, or if you are receiving multiple copies of the proxy statement and Annual Report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you are a stockholder of record. You can notify us by sending a written request to: Remora Capital Corporation, 3200 West End Avenue, Suite 500, Nashville, Tennessee, 37203, Attention: Joseph Altman, Secretary. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Annual Report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Whom should I contact if I have any questions?

If you have any questions about voting your shares or about the Annual Meeting, these proxy materials or your ownership of our common stock or preferred stock, please contact Remora Capital Corporation, 3200 West End Avenue, Suite 500, Nashville, Tennessee, 37203, Attention: Joseph Altman, Secretary, Telephone: 615-380-1095 .

PROPOSAL 1

ELECTION OF THE DIRECTOR NOMINEE

The Board of Directors presently has three members. Our Board of Directors is divided into three classes. Each class has a three-year term. The Class 1 director holds office for a term expiring at this Annual Meeting, the Class 2 director holds office for a term expiring at the Annual Meeting of Stockholders to be held in 2027 and the Class 3 director holds office for a term expiring at the Annual Meeting of Stockholders to be held in 2028. Daniel Mafrice is a Class 1 director; Greg Sherman is a Class 2 director; and Scott Elsworth is a Class 3 director. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualified.

The Class 1 director is elected by the holders of common stock and preferred stock voting together as a single class. In addition, the holders of shares of preferred stock are entitled, as a class, to the exclusion of the holders of all other classes of stock of the Company, to elect two directors at all times (regardless of the total number of directors serving on the Board) and to elect a majority of the directors if distributions on the preferred stock are in arrears by two full years or more. The Class 2 director, Greg Sherman, and the Class 3 director, Scott Elsworth, have been designated as the preferred directors and the preferred stockholders have the exclusive right to vote on the election of directors at the 2027 and 2028 annual shareholder meetings.

Vacancies on the Board of Directors may be filled by persons elected by a majority of the remaining directors and nominated by the Nominating and Corporate Governance Committee. A director elected by the Board of Directors to fill a vacancy in a class, including any vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

The Board of Directors has nominated one director (upon the recommendation of the Nominating and Corporate Governance Committee), Mr. Mafrice as the Class 1 director. If elected at the Annual Meeting, Mr. Mafrice will serve until the 2029 Annual Meeting of Stockholders and until his successor is elected and qualified, or, if sooner, until his death, resignation or removal. Mr. Mafrice is not being nominated as a director for election pursuant to any agreement or understanding between him and the Company. Mr. Mafrice has indicated his willingness to continue to serve if elected and has consented to be named as a nominee. Mr. Mafrice is an “interested director” of the Company as defined under the 1940 Act. It is our policy to encourage directors and nominees for director to attend the Annual Meeting.

Directors are elected by a majority of the votes cast at the meeting. Any shares not voted, whether by abstention or otherwise, will have no effect on the outcome of the election of the directors. There are no cumulative voting rights with respect to the election of the directors.

The Board of Directors recommends a vote “FOR” the election of the nominee: Daniel Mafrice. A stockholder can vote for or against the nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy for the election of the nominee named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person who is nominated as a replacement. The Board of Directors has no reason to believe that the director nominee, Daniel Mafrice, will be unable or unwilling to serve.

Mr. Mafrice, who is also an officer of the Company and the Adviser, may serve as a director of, or on the boards of managers of certain of our portfolio companies. The business address of the nominee and each of the directors is 3200 West End Avenue, Suite 500, Nashville, Tennessee, 37203.

The following is a brief biography of the Class 1 director nominee.

Class 1 Director

Interested Director

Name	Age	Background Information	Number of Companies in Fund Complex Overseen By Director	Other Directorships Held

Daniel Mafrice Director since 2025	47

Mr. Mafrice has been the Chief Executive Officer and Chief Investment Officer and member of the Investment Committee of the Adviser since its founding in 2021. Mr. Mafrice has over 24 years of direct experience in leveraged finance, principal investing, portfolio management, due diligence and business operations executive management. He has significant experience shaping and implementing turnaround and growth strategies for small businesses and middle market growth companies as both a financier and Chief Executive Officer.

Mr. Mafrice began his career in the Leveraged Finance Group at Jefferies, the global investment bank. During his tenure, he specialized in leveraged finance, mergers and acquisitions, public and private equity offerings and out-of-court debt restructurings. At Jefferies, Mr. Mafrice raised over $7 billion for middle market growth companies through the structuring, marketing and placing of high yield securities, leveraged loans and mezzanine securities associated with financial sponsor leveraged buyouts (“LBOs”), refinancings, dividend recapitalizations and roll-up acquisitions. Mr. Mafrice has worked extensively with the executive management teams of middle market companies across several industries, including education technology, consumer, retail, manufacturing, government / defense, automotive, general industrial, oil & gas, media, technology, business services and lodging. Mr. Mafrice assisted corporate clients in deriving and executing important corporate strategy decisions, including capital structure planning, raising both debt and equity capital, regional and international expansions, acquisitions, spinoffs and corporate restructurings and reorganizations. Mr. Mafrice graduated from the University of Michigan Business School with a BBA, with distinction, in Finance and Accounting.

We believe Mr. Mafrice’s extensive experience in investment management and expertise in financial business operations provide him with important and valuable skills relevant to the Company, which makes him well qualified to serve as a member of the Board.

			1	None

The Board of Directors recommends a vote “FOR” the Class 1 director nominees named above.

The following is a brief biography of each of the Class 2 and Class 3 directors.

Class 2 Director

Independent Director

Name	Age	Background Information	Number of Companies in Fund Complex Overseen By Director	Other Directorships Held

Greg Sherman Director since 2025	47

Mr. Sherman is a preferred stock director. Mr. Sherman is a seasoned in-house attorney specializing in the commercialization of pharmaceutical products, with extensive experience navigating complex legal and business landscapes. Currently serving as Senior Associate General Counsel at Gilead, he leads a team of attorneys supporting global commercialization organizations across multiple therapeutic areas including Virology, Oncology, and Inflammation. His work involves collaborating with executive business leaders to manage risk associated with the promotion of Gilead’s innovative treatments around the globe. Before his current role, Greg held multiple positions at Gilead, including leading the legal function that supports Gilead’s $17 billion U.S. HIV Business Unit.

Greg’s legal career began at prestigious law firms, including Sidley Austin and Hooper, Lundy & Bookman, where he provided legal advice to leading pharmaceutical manufacturers, medical device companies, laboratories, and large healthcare institutions. In addition to his regulatory counseling, he advised life science companies on significant transactions and represented clients in a variety of litigation matters. With a JD from the University of California College of Law, San Francisco (formerly UC Hastings), and a BA in Political Science from the University of Michigan, Greg has received numerous accolades for his academic achievements. He is also a published author, contributing to discussions on health law and compliance in trade publications. Greg is a member of the State Bar of California.

The Company believes Mr. Sherman’s extensive experience at the intersection of business and law, including in highly regulated fields like those that comprise the Legacy Portfolio and the intended portfolio of the Company, provide him with important and valuable skills relevant to the Company, which makes him well-qualified to serve as a member of the Board.

			1	None

Class 3 Director

Independent Director

Name	Age	Background Information	Number of Companies in Fund Complex Overseen By Director	Other Directorships Held

Scott Elsworth Director since 2025	47

Mr. Elsworth is a preferred stock director. Mr. Elsworth is a partner in Chapman and Cutler’s Asset Securitization Department, and Banking and Financial Services Department. Mr. Elsworth’s practice is focused on representing commercial banks, financial institutions, borrowers, and issuers in a wide range of domestic and international financings. He has extensive experience representing lenders and purchasers in warehouse facilities, securitization transactions, and structured finance matters involving a wide variety of asset classes, including small business loans, commercial loans, consumer loans, student loans, and equipment leases. His experience also includes advising senior, mezzanine, and unsecured lenders in connection with the structuring and documentation of syndicated cash-ﬂow and asset-based credit facilities. He has broad experience with sponsor-backed acquisition ﬁnance facilities, working capital loans, unitranche facilities, and cross-border ﬁnancings. Mr. Elsworth has practiced for 15 years at AmLaw 200 firms. Mr. Elsworth holds a BBA from the University of Michigan Business School and a J.D., MBA from Washington University School of Law and Olin Business School.

The Company believes Mr. Elsworth’s extensive experience in the financial sector across a wide variety of asset classes provides important and valuable skills relevant to the Company, which makes him well-qualified to serve as a member of the Board.

			1	None

Executive Officers Who Are Not Also Directors

Name	Age	Position	Length of Time Served	Background Information
Kyleah Adamson	38	Chief Financial Officer	Since January 2026

Ms. Adamson has been Chief Financial Officer and Treasurer of the Company since January 2026, as well as an employee of Remora. Prior to joining Remora, beginning in June 2015, Ms. Adamson served in various roles at Goldman Sachs & Co. LLC (“Goldman”), beginning in the FICC Division as a Senior Analyst and Global Lending Product Controller and ending in the Asset Management Division, first as a Vice President and Product Controller for private equity and real estate products and then as a Vice President and Fund Product Controller for public equity and debt funds. Prior to her tenure at Goldman, Ms. Adamson was a Senior Solution Center Administrator at Automatic Data Processing in Fort Collins, Colorado, from February 2010 to January 2014. Ms. Adamson holds a BS in Business Administration with concentrations in finance and investment analysis from Colorado State University.

Heather Birmingham	54	Chief Compliance Officer	Since June 2026

Ms. Birmingham serves as the Chief Compliance Officer of Remora Capital Corporation. She has 25 years of investment industry experience and is responsible for administering compliance policies and procedures and performing compliance monitoring of legal and regulatory requirements. Prior to serving as Chief Compliance Officer for Remora Capital Corporation, Ms. Birmingham worked as First Vice President at CIM Group, LLC from 2021 to 2026 and as Director of Compliance for Brookfield Public Securities Group from 2018 to 2021.  Ms. Birmingham also served as Chief Compliance Officer of THL Credit, Inc., THL Credit Advisors LLC and THL Credit Senior Loan Strategies from 2012 to 2018 and has held dedicated compliance roles since 2002.  Ms. Birmingham earned her B.A. in Accounting and International Business from Dominican University.

Joseph Altman	51	Secretary	Since June 2025

Mr. Altman has been a Principal and member of the Investment Committee of Remora since its founding in 2021 and our Secretary since May 2025. He also served as Chief Compliance Officer of Remora from March 2024 to June 2025. Mr. Altman has over 28 years of direct experience in principal investing, portfolio management, due diligence, and leveraged finance.

Mr. Altman began his career in corporate finance and worked at Jefferies, the global investment bank. During his tenure, he specialized in mergers and acquisitions, public and private equity offerings and leveraged finance. He was a generalist negotiating on behalf of a broad range of clients in varying industries and scenarios. In 2002, Mr. Altman joined a family office that completed the leveraged buyout of a publicly traded manufacturing and business services conglomerate. Mr. Altman led the team that sold both operating subsidiaries to strategic investors in 2006. In 2008, Mr. Altman formed COMPOUND Capital Management with Mr. Kyriopoulos. Since then, they have managed a value-oriented, tax-efficient, long-term investment partnership, primarily focused on concentrated publicly traded U.S. equities. In 2020, Mr. Altman and Mr. Kyriopoulos acquired privately held RUTLAND, a leading U.S. manufacturer of refractory products to major retailers nationwide. Mr. Altman graduated from the University of Virginia with a BA in English Literature & Language.

CORPORATE GOVERNANCE

Director Independence

Pursuant to Section 56 of the 1940 Act, a majority of a BDC’s board of directors must be comprised of persons who are not “interested persons” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.

The Board of Directors has determined that Messrs. Sherman and Elsworth are not "interested persons." Mr. Mafrice is an “interested person” due to his positions with the Company and the Adviser, as discussed in his biography. Based upon independently verified information obtained from each director concerning their background, employment and affiliations, the Board of Directors has affirmatively determined that none of the independent directors has a material business or professional relationship with the Company, other than in his capacity as a member of the Board of Directors or any committee thereof.

Organization of the Board of Directors

The Board of Directors has established an audit committee (the "Audit Committee") and a nominating and corporate governance committee (the "Nominating Committee"). During 2025, the Board of Directors held five meetings, the audit committee held two meetings, and the nominating and corporate governance committee held no meetings. Each of our directors attended 100% of the meetings of the Board of Directors and of the respective committees on which he or she served that was held during 2025, to the extent such director was a director of the Company or a committee member at the time of the meeting. The Company encourages, but does not require, the directors to attend the Company’s annual meeting of its stockholders.

Board Leadership and Structure

Overall responsibility for the Company’s oversight rests with the Board of Directors. The Company entered into the Investment Management Agreement pursuant to which the Adviser manages the Company on a day-to-day basis. The Board of Directors is responsible for overseeing the Company and its other service providers in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and its Articles of Incorporation.

The Board of Directors meets at regularly scheduled quarterly meetings each year. In addition, the Board of Directors may hold special meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Corporate Governance Committee and an Audit Committee and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

Daniel Mafrice serves in the role of chairman of the Board of directors. The chairman’s role is to preside at all meetings of the Board of Directors and to act as a liaison with the Adviser, counsel and other directors generally between meetings. The chairman serves as a key point person for dealings between management and the directors. The chairman also may perform such other functions as may be delegated by the Board of Directors from time to time.

The Board of Directors does not have a lead Independent Director. The Company is aware of the potential conflicts that may arise when a non-Independent Director is chairman of the Board of Directors, but believe these potential conflicts are mitigated by the Company’s strong corporate governance practices. The Company’s corporate governance practices include regular meetings of the Independent Directors in executive session without the presence of the interested director of the Company and management, the establishment of an Audit Committee, which is comprised solely of Independent Directors, and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet without the presence of the interested director and other members of management, for administering the Company’s compliance policies and procedures. The Company recognize that different leadership structures are appropriate for companies in different situations. The Company intends to re-examine its corporate governance policies on an ongoing basis to ensure that they continue to meet the Company’s needs.

Board Role in Risk Oversight

The Board of Directors performs its risk oversight function primarily through (i) its standing committees, which report to the entire Board of Directors and are comprised solely of Independent Directors, and (ii) active monitoring of the Chief Compliance Officer and the Company’s compliance policies and procedures. Oversight of other risks will be delegated to the committees.

Oversight of the Company’s investment activities will extend to oversight of the risk management processes employed by the Adviser as part of its day-to-day management of the Company’s investment activities. The Board of Directors anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the Adviser as necessary and periodically requesting the production of risk management reports or presentations.

As described below in more detail under “Audit Committee” and “Nominating and Corporate Governance Committee,” the Audit Committee and the Nominating Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal controls regarding finance and accounting and audits of the Company’s financial statements and discussing with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. The Nominating Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by the Company’s stockholders, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and its committees. Both the Audit Committee and the Nominating Committee consist solely of independent directors.

The Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Company’s Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by the Board of Directors, addresses at a minimum: (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors periodically, but in no event less than once each year.

The Company believes that the role of the Board of Directors in risk oversight is effective and appropriate given the extensive regulation to which it is subject as a BDC. Specifically, as a BDC, the Company must comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, the Company’s ability to incur indebtedness is limited such that its asset coverage must equal at least 150% immediately after each time it incurs indebtedness and the Company generally has to invest at least 70% of its total assets in “qualifying assets.” In addition, the Company has elected to be treated, and intends to qualify annually, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code. As a RIC, the Company must, among other things, meet certain income source and asset diversification requirements.

The Company believes that the existing role of the Board of Directors in risk oversight is appropriate. However, the Company re-examines the manners in which the Board of Directors administers its oversight function on an ongoing basis to ensure that it continues to meet the Company’s needs.

Audit Committee

The Audit Committee operates pursuant to a charter approved by the Board of Directors. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board of Directors in selecting, engaging and discharging the Company’s independent accountants, reviewing the plans, scope and results of the audit engagement with the Company’s independent accountants, approving professional services provided by the Company’s independent accountants (including compensation therefore), reviewing the independence of the Company’s independent accountants and reviewing the adequacy of our internal controls over financial reporting. The Audit Committee is composed of two people, Scott Elsworth and Greg Sherman, both of whom are considered independent for purposes of the 1940 Act. Mr. Elsworth serves as the chair of the Audit Committee and qualifies as an “audit committee financial expert” as defined in Item 407 of Regulation S-K under the Exchange Act. Each of the members of the Audit Committee meet the independence requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of us or of the Adviser, as defined in Section 2(a)(19) of the 1940 Act. Please see “Appendix A – Audit Committee Charter” for a copy of the charter of the Audit Committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee operates pursuant to a charter approved by the Board of Directors. The charter sets forth the responsibilities of the Nominating and Corporate Governance Committee, including making nominations for the appointment or election of Independent Directors and assessing the compensation paid to Independent Directors of the Board of Directors. The Nominating and Corporate Governance Committee consists of Scott Elsworth and Greg Sherman, both of whom are considered independent for purposes of the 1940 Act. Mr. Sherman serves as the chair of the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee will consider nominees to the Board recommended by a shareholder, if such shareholder complies with the advance notice provisions of the Company’s bylaws (“Bylaws”). The Bylaws provide that a shareholder who wishes to nominate a person for election as a director at a meeting of shareholders must deliver written notice to the Company’s Secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in our Bylaws. Please see “Appendix B – Nominating and Corporate Governance Committee Charter” for a copy of the charter of the Nominating and Corporate Governance Committee.

Communications Between Stockholders and the Board of Directors

Stockholders with questions about Remora Capital Corporation are encouraged to contact Remora Capital Corporation, 3200 West End Avenue, Suite 500, Nashville, Tennessee, 37203, Attention: Joseph Altman, Secretary. However, if stockholders feel their questions have not been addressed, they may communicate with our Board of Directors by sending their communications to: Remora Capital Corporation, c/o Joseph Altman, Secretary, at the address listed above. All stockholder communications received by the Company through one of the means described will be delivered to one or more members of the Board of Directors.

Code of Ethics

The Company has adopted a code of ethics, or our Code of Business Conduct, pursuant to the Securities Exchange Act of 1934 and the regulations promulgated thereunder, that all officers, directors and employees of the Company and the Advisor are expected to observe. The Board of Directors annually reviews our Code of Business Conduct.  The Company intends to disclose any amendments to or waivers of required provisions of the code of ethics on a current report on Form 8-K. The Company will provide any person, without charge, upon request, a copy of the code of ethics. To receive a copy, please provide a written request to: Remora Capital Corporation, 3200 West End Avenue, Suite 500, Nashville, Tennessee, 37203, Attention: Heather Birmingham, Chief Compliance Officer.

Insider Trading Policy

The Company adopted an Insider Trading Policy, governing the purchase, sale and other dispositions of our securities by our directors, officers and employees, that is designed to promote compliance with insider trading laws, rules, and regulations.

COMPENSATION DISCUSSION AND ANALYSIS

None of the Company’s officers receive direct compensation from the Company. The Company has agreed to reimburse the Adviser for its allocable portion of the compensation paid to or compensatory distributions received by the Company’s Chief Compliance Officer and Chief Financial Officer, and any of their respective staff who provide services to us, operations staff who provide services to the Company, and internal audit staff, if any, all of which compensatory expenses are subject to a cap equal to 22.5 basis points of the Company’s net asset value as of the end of each fiscal year. In addition, to the extent that the Adviser outsources any of its functions, the Company pays the fees associated with such functions at cost. The Company agrees to reimburse the Adviser for its allocable portion of the compensation of any personnel that it provides for use by the Company.

2025 DIRECTOR COMPENSATION TABLE

No compensation is paid to the directors who are “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act, of us or of the Adviser. The Company pays each Independent Director the following amounts for serving as a director, as well as the reasonable out-of-pocket expenses of each Independent Director incurred by such director in connection with the fulfillment of his or her duties as an Independent Director:

Assets Under Management	Annual Cash Retainer	Fee Per Quarterly Board Meeting	Annual Committee Chair Cash Retainer Audit Committee Chair
$0 < $400 Million	$25,000	$2,500	$5,000
≥ $400 Million	$50,000	$2,500	$5,000

During the fiscal year ended December 31, 2025, the compensation of the Independent Directors was as follows:

Name	Fees Earned	Stock Awards(1)	All Other Compensation	Total
Greg Sherman	$13,014	$-	$-	$13,014
Scott Elsworth	$13,014	$-	$-	$13,014

(1)	The Company does not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

Compensation Committee

The Company currently does not have a compensation committee.

Compensation Committee Interlocks and Insider Participation Committee

During the fiscal year ended December 31, 2025, none of the Company’s executive officers served on the board of directors (or a compensation committee thereof or other board committee performing equivalent functions) of any entities that had one or more executive officers serve on our compensation committee or on the Company’s Board of Directors. No executive officer or member of the Board of Directors participated in deliberations of the Board of Directors concerning executive officer compensation. No member of the Board of Directors had any relationship requiring disclosure under any paragraph of Item 404 of Regulation S-K.

Compensation Committee Report

Currently, the Company does not compensate any of its executive officers, and as such is not required to produce a report on executive officer compensation.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act and the disclosure requirements of Item 405 of SEC Regulation S-K thereunder require that our directors and executive officers, and any persons holding more than 10% of any class of our equity securities, report their ownership of such equity securities and any subsequent changes in that ownership to the SEC and to us. Based solely on a review of SEC filings, the written statements and copies of reports furnished to us by our executive officers, directors and greater than 10% beneficial owners, we believe that during fiscal year ended December 31, 2025, all Section 16(a) filing requirements applicable to the executive officers, directors and stockholders were submitted in a timely manner, with exception of two transactions relating to the issuance of securities in connection with the mergers that were reported late by each of Daniel Mafrice and Scott Elsworth due to inadvertent administrative delay, both of which were subsequently reported by filing a Form 4, the Section 16(a) filing requirements applicable to the executive officers, directors and stockholders were timely satisfied.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Investment Management Agreement

On September 5, 2025, the Company entered into an investment management agreement (the “Investment Management Agreement”) with the Adviser. In addition, we have entered into the Crescent Sub-Advisory Agreement, and the Kayne Sub-Advisory Agreement, each of which as introduced above and discussed in further detail below. Certain of our current officers are directors or officers of the Adviser.

The Adviser and its direct or indirect members, partners, officers, directors, employees, agents and affiliates may be subject to certain potential conflicts of interest in connection with our activities and investments. For example, the terms of the Adviser’s management and incentive fees may create an incentive for the Adviser to approve and cause the Company to make more speculative investments than the Company would otherwise make in the absence of such fee structure. In addition, certain personnel of the Adviser serve, or may serve, as officers, directors, members, or principals of entities that operate in the same or a related line of business as the Company does, or of investment funds, accounts, or investment vehicles managed by the Adviser. Similarly, the Adviser may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, the Adviser may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Company or its stockholders.

Under the terms of the investment advisory agreement with the Adviser the Company pays the Adviser a management fee and an incentive fee. The management fee is payable quarterly in advance as of the first day of each calendar quarter and is payable at an annual rate of 1.00% of the par value of the Company’s loan assets and similar portfolio investments outstanding (notwithstanding any lower valuation assigned to such loan asset or similar portfolio investment by the Board of Directors or a valuation designee). The management fee for any partial quarter is prorated during the relevant calendar quarter. The incentive fee consists of two parts: an investment-income component and a capital gains component. These components are largely independent of each other, with the result that one component may be payable even if the other is not.

Under the investment-income component, the Company pays the Adviser an incentive fee with respect to pre incentive fee net investment income. The investment-income component is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding fiscal quarter.

For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial and consulting fees or other fees received from portfolio companies) accrued during the fiscal quarter, minus operating expenses for the quarter (including the management fee, expenses payable under any administration agreement with the Adviser and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash; provided, however, that the portion of the investment income incentive fee attributable to deferred interest features is paid only if and to the extent received in cash, and any accrual thereof is reversed if and to the extent such interest is reversed in connection with any write off or similar treatment of the investment giving rise to any deferred interest accrual, applied in each case in the order such interest was accrued. Such subsequent payments in respect of previously accrued income do not reduce the amounts payable for any quarter pursuant to the calculation of the investment-income component described above. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

In calculating the amount of the investment-income component of the incentive fee for a particular quarter, pre-incentive fee net investment income, expressed as a rate of return on the value of net assets at the end of the immediately preceding fiscal quarter, is compared to a “hurdle rate” of 1.5% per quarter (6.00% annualized). Under the terms of the Investment Management Agreement, the Company pays the Adviser an investment-income incentive fee with respect to pre-incentive fee net investment income in each calendar quarter as follows: (1) no investment-income incentive fee in any calendar quarter in which pre-incentive fee net investment income does not exceed the hurdle rate of 1.5%; (2) 50% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.765% in any calendar quarter (7.06% annualized) (the portion of pre-incentive fee net investment income that exceeds the hurdle but is less than or equal to 1.765% is referred to as the “catch-up”; the “catch-up” is meant to provide Remora with 15.0% of pre-incentive fee net investment income as if a hurdle did not apply if pre-incentive fee net investment income exceeds 1.765% in any calendar quarter); and (3) 15.0% of the amount of pre-incentive fee net investment income, if any, that exceeds 1.765% in any calendar quarter (7.06% annualized) payable to the Adviser (once the hurdle is reached and the catch-up is achieved, 15.0% of all pre-incentive fee net investment income thereafter is allocated to Remora).

The following is a graphical representation of the calculation of the investment-income component of the Incentive Fee:

Pre-Incentive Fee Net Investment Income

(expressed as a percentage of the value of net assets)

0%	1.06%	1.765%
← 0% →	← 50% →	← 15.0% →

Under the capital gains component of the incentive fee, the Company pays the Adviser the end of each calendar year 15.0% of aggregate cumulative realized capital gains from the date of the BDC Election (the “BDC Election Date”) through the end of that year, computed net of aggregate cumulative realized capital losses and aggregate cumulative unrealized depreciation through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees. For the foregoing purpose, “aggregate cumulative realized capital gains” does not include any unrealized appreciation. The capital gains component of the Incentive Fee is not subject to any minimum return to shareholders.

For the twelve months following the BDC Election Date, the Adviser has agreed to waive 25% of its management fees and 100% of its incentive fees under the Investment Management Agreement. Any such waiver of management fees or incentive fees will not be revocable during the term, and the amounts waived will not be subject to any right of future recoupment in favor of the Adviser.

The Company commenced operations on September 5, 2025, and began accruing management fees and incentive fees on that date as a result. For the period from September 5, 2025 (commencement of operations) to December 31, 2025, the Adviser waived $197 in management fees and $256 in income-based incentive fees.

Administration Agreement

On September 5, 2025, the Company entered into an administration agreement with Remora (the “Administration Agreement” and, for Remora, in such capacity as administrator, the “Administrator”), pursuant to which the Administrator is responsible for furnishing the Company with office facilities and equipment and providing the Company with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Payments under the Administration Agreement are equal to the costs and expenses incurred by the Administrator in performing its obligations and providing personnel and facilities thereunder, including the costs and expenses charged by any sub-administrator that may be retained by the Administrator to provide services to the Company or on the Administrator’s behalf. Specifically, the reimbursements made by the Company to the Administrator include, but are limited to: (i) the allocable portion of the Administrator’s rent; (ii) the allocable portion of the annual cost of the Company’s General Counsel, Chief Compliance Officer, Chief Financial Officer and their respective staffs, subject to a cap equal to 22.5 basis points of the Company’s NAV at the end of each fiscal year; (iii) costs associated with (a) the monitoring and preparation of regulatory reporting, including registration statements, registration statement amendments, prospectus supplements, proxy statements and tax reporting, (b) the coordination and oversight of service provider activities and the direct cost of such contractual matters related thereto and (c) the preparation of all financial statements and the coordination and oversight of audits, regulatory inquiries, certifications and sub-certifications; and (iv) all fees, costs and expenses associated with the engagement of a sub-administrator.

The Board, including a majority of the directors who are not “interested persons” of the Company (as defined in Section 2(a)(19) of the 1940 Act), review the compensation paid to the Administrator to determine if the provisions of the Administration Agreement are carried out satisfactorily and to determine, among other things, whether the fees payable under the Administration Agreement are reasonable in light of the services provided.

For the period from September 5, 2025 (commencement of operations) to December 31, 2025, the Company incurred administrator expenses of $179 related to the Administration Agreement with Remora, which was included in “Administration expense” on the Consolidated Statement of Operations.

License Agreement

On September 5, 2025, the Company entered into a license agreement with Remora (the “License Agreement”), under which Remora has agreed to grant the Company a non-exclusive royalty-free license to use the names “Remora” and “Remora Capital Partners” and the logos associated therewith. Under the License Agreement, the Company has the right to use the “Remora” and “Remora Capital Partners” names for so long as Remora or one of its affiliates remains the Company’s investment manager. Other than with respect to this limited license, the Company has no legal right to the “Remora” and “Remora Capital Partners” names. The License Agreement will remain in effect for so long as the Company is in full compliance with the License Agreement.

Merger Agreements

Prior to the BDC Election, on September 5, 2025, the Company entered into agreements and plans of merger (collectively, the “Merger Agreements”), including that certain (i) form of agreement and plan of merger by and among Fund I and the Company, (ii) form of agreement and plan of merger by and among Fund II and the Company, (iii) form of agreement and plan of merger by and among Fund I QP and the Company, and (iv) form of agreement and plan of merger by and among Fund II QP and the Company. Prior to the completion of the Mergers, the Adviser served as investment adviser to each of the Funds.

As the Company qualifies as an investment company under ASC 946 and the Funds were not under common control, the transactions in the Merger were accounted for as asset acquisitions in accordance with ASC 805-50. As a result, the total consideration transferred was allocated to the identifiable assets acquired and liabilities assumed based on their relative fair values on the acquisition date. No goodwill was recognized.

Under the Merger Agreements, the limited partners of each of the Funds respectively received a number of shares of common stock equal to such limited partner’s consideration multiple, multiplied by 9,798.928, and a number of shares of preferred stock equal to such limited partner’s consideration multiple, multiplied by 201.072. Each investor received a pro rata amount of shares equal to their account’s NAV in the respective limited partnership in exchange for shares of the Company equal to $10.00 per share for the preferred stock and $10.00 per share for the common stock. The Mergers closed on September 5, 2025, prior to the BDC Election.

The following table is a summary of the Net Asset Value and Merger Consideration of the Funds as of the date of the Mergers’ close, September 5, 2025. The net assets were primarily driven by the investments held at the respective Fund. Values are in thousands except for shares:

Remora Capital Corporation – Net Asset Value and Merger Consideration Schedule
Fund	Net Asset Value Merger Consideration	Preferred Stock	Common Stock	Preferred Shares	Common Shares
Remora Capital Partners I, LP	$13,621	$274	$13,347	27,388	1,334,726
Remora Capital Partners I QP LP	$81,519	$1,639	$79,880	163,913	7,988,040
Remora Capital Partners II, LP	$11,513	$232	$11,281	23,148	1,128,102
Remora Capital Partners II QP, LP	$58,808	$1,182	$57,626	118,247	5,762,579
Total	$165,461	$3,327	$162,134	332,696	16,213,447

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 7, 2026, the record date, the beneficial ownership of each of the Company’s directors, executive officers, and the executive officers and directors as a group. As of such date, no person known to the Company beneficially owns 5% or more of our outstanding shares of common stock or preferred stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common or preferred stock subject to options or warrants that are currently exercisable or exercisable within 60 days of August 7, 2026. Percentage of beneficial ownership is based on 21,359,015 shares of common stock outstanding and 332,696 shares of preferred stock outstanding as of August 7, 2026. Unless otherwise stated, the business address of each person below is 3200 West End Avenue, Suite 500, Nashville, Tennessee, 37203. Except as otherwise described in the notes below, the following beneficial owners have sole voting power and sole investment power with respect to all shares of common stock or preferred stock set forth opposite their respective names.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Owned Beneficially(1)		Percentage of Common Stock Outstanding	Number of Shares of Preferred Stock Owned Beneficially		Percentage of Preferred Stock Outstanding	Dollar Range of Equity Securities Beneficially Owned by Our Directors and Director Nominee(2)
Interested Director
Daniel Mafrice	45,704.930	(3)	0.2%	775.542	(3)	0.2%	Over $100,000
Independent Directors
Scott Elsworth	19,525.339		0.1%	400.655		0.1%	Over $100,000
Greg Sherman	--		--	--		--	None
Other Executive Officers
Kyleah Adamson	--		--	--		--	None
Joseph Altman	--		--	--		--	None
Heather Birmingham	--		--	--		--	None
Executive officers and directors as a group (6 persons)	64,031,658		0.3%	1,176,197		0.4%	--

____________________

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(2)

Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act. Dollar ranges were determined using the number of shares that are beneficially owned as of April 10, 2026, multiplied by the Company’s net asset value per share as of December 31, 2025, which was $16.11. The dollar ranges of equity securities beneficially owned are: none; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and over $100,000.

(3)

Mr. Mafrice is a control person of Remora and, accordingly, controls Remora’s shares of our Common Stock and Preferred Stock. As of August 7, 2026, Remora owned 10,855.781 shares of our Common Stock and 202.238 shares of our Preferred Stock. Mr. Mafrice disclaims beneficial ownership of these securities.

AUDIT COMMITTEE REPORT1

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2025.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and RSM, LLP (“RSM”), the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025. The Audit Committee included in its review results of RSM’s audit of the Company’s financial statements.

The Audit Committee also has discussed with RSM matters relating to RSM’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Auditing Standards No. 1301 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board. In addition, the Audit Committee has discussed with RSM its independence from management and the Company, as well as the matters in the written disclosures received from RSM and required by Public Company Accounting Oversight Board Rule 3526 (Communication with Audit Committee Concerning Independence). The Audit Committee received a letter from RSM confirming its independence and discussed it with them. The Audit Committee discussed and reviewed with RSM the Company’s critical accounting policies and practices, other material written communications to management, and the scope of RSM’s audits and all fees paid to RSM during the fiscal year. The Audit Committee adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by RSM for the Company. The Audit Committee has reviewed and considered the compatibility of RSM’s performance of non-audit services with the maintenance of RSM’s independence as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.  In addition, the Audit Committee has nominated RSM for the full Board’s consideration to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

August 13, 2026

The Audit Committee

Scott Elsworth, Chair

Greg Sherman

1

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have paid or expect to pay the following fees to RSM for work performed in 2025 or attributable to the audit of our 2025 financial statements:

Service:	For the period from September 5, 2025 (commencement of operations) to December 31, 2025
Audit Fees	$294,000
Audit-Related Fees	-
Tax Fees	22,050
All Other Fees	-
Total Fees:	$316,050

Audit Fees: Audit fees consist of fees billed for professional services rendered for quarterly reviews and services that are normally provided by RSM in connection with statutory and regulatory filings.

Audit-Related Fees: Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees: Tax fees consist of fees billed for professional tax services. These services also include assistance regarding U.S. federal, state, and local tax compliance.

All Other Fees: Other fees would include fees for products and services other than the services reported above.

Pre-Approval Policies and Procedures

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by RSM. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor to assure that the provision of such services does not impair the auditor’s independence. Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members in the form of a sub-committee. The sub-committee to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

OTHER BUSINESS

The Board of Directors knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the meeting. The submission of a proposal does not guarantee its inclusion in our proxy statement or presentation at the meeting unless certain securities law requirements are met.

You are cordially invited to attend the Annual Meeting of Stockholders in person. Whether or not you plan to attend the meeting, you are requested to indicate your vote as to the matters to be acted on at the meeting by following the instructions provided in the enclosed proxy card or voting instruction form.

By order of the Board of Directors,

/s/ Daniel Mafrice
Daniel Mafrice
Chief Executive Officer and President

Appendix A

REMORA CAPITAL CORPORATION

AUDIT COMMITTEE CHARTER

The Board of Directors (the “Board”) of Remora Capital Corporation (the “Company”) has determined that the Audit Committee of the Board (the “Committee”) shall assist the Board in fulfilling certain of the Board’s oversight responsibilities. The Board hereby adopts this charter (“Charter”) to establish the governing principles of the Audit Committee.

I.	Purpose

The primary function of the Committee is to serve as an independent and objective party to assist the Board in fulfilling its oversight responsibilities for the Company’s accounting and reporting processes and the audits of its financial statements by overseeing and monitoring:

1.	the quality and integrity of financial reports and other financial information provided by the Company to governmental bodies or the public and the independent audit thereof;

2.	the Company’s system of internal controls regarding finance, accounting and regulatory compliance;

3.	the Company’s accounting and financial reporting process;

4.	the independence, qualifications and performance of the Company’s independent registered public accounting firm (independent accountants), including the lead audit partner;

5.	the compliance by the Company with legal and regulatory requirements;

6.	the performance of the Company’s internal audit function, if required; and

7.	the Company’s technology and information security, including cybersecurity.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section III of this Charter.

II.	Scope

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate or are in accordance with generally accepted accounting principles (“GAAP”). The responsibility to plan and conduct audits is that of the Company’s independent accountants. In fulfilling this responsibility, the independent accountants are ultimately accountable to the Board and this Committee. The Company’s management has the responsibility to determine that the Company’s financial statements are complete and accurate and in accordance with GAAP. It is also not the duty of the Committee to ensure the Company’s compliance with laws and regulations or compliance with the Company’s Code of Ethics or Code of Business Conduct. The primary responsibility for these matters also rests with the Company’s management.

In order to fulfill its oversight responsibility, the Committee must be capable of conducting free and open discussions with management, independent accountants, internal auditors, employees and others regarding the quality of the financial statements and the system of internal controls.

III.	Responsibilities and Duties

A.	General Responsibilities

To carry out its purposes, the responsibilities of the Committee shall be as follows:

1.	maintain open communications with the independent accountants, outside valuation experts, executive management and the Board;

2.	meet separately, from time to time, with management, the internal auditors and the independent accountants to discuss matters warranting attention by the Committee;

3.	regularly report Committee actions to the Board and make recommendations as the Committee deems appropriate;

4.	review the financial results presented in all reports filed with the Securities and Exchange Commission (“SEC”);

5.	review reports issued by regulatory examinations and consider the results of those reviews to determine if any findings could have a material effect on the Company’s financial statements;

6.

discuss the Company’s disclosure, oversight of and conformity with the Company’s Code of Business Conduct and/or Code of Ethics, and matters that may have a material effect on the Company’s financial statements, operations, compliance policies and programs;

7.	review and reassess the adequacy of the Committee’s Charter at least annually and recommend any changes to the full Board;

8.	review and reassess the adequacy of the Company’s technology and information security practices at least annually, and recommend any changes to the full Board; and

9.	take other actions required of the Committee by law, applicable regulations, or as requested by the Board.

In discharging its duties hereunder, the Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent accountants for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee, and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

B.	Responsibilities Regarding the Engagement of the Independent Accountants

1.

The Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to stockholder ratification). The Committee shall be directly responsible for the compensation and oversight of the independent accountants (including resolution of disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent accountant shall report directly to the Committee.

2.	Ensure the independence of the independent accountants by:

a.

having the independent accountant deliver to the Committee at least annually a formal written statement delineating all relationships between the independent accountants and the Company and addressing at least the matters set forth in Public Company Accounting Oversight Board’s Rule No. 3562, and actively engaging in dialogue with the independent accountants about any relationships or services disclosed in such statement that may impact the objectivity and independence of the Company’s independent accountants;

b.

pre-approving all auditing services and permitted non-audit services (including fees and terms thereof) to be performed for the Company by its independent accountants, with the ability to form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting;

c.

ensuring the rotation of the lead (or coordinating) audit partner (or, if required by the rules and regulations of the SEC, other employees of the independent accountants) having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law; and

d.

overseeing compliance with the guidelines set forth in Annex A relating to the Company’s hiring of employees or former employees of the independent accountants and ensuring that such guidelines comply with applicable laws, rules and regulations.

3.

At least annually, obtain and review a report by the independent accountants describing: any material issues raised by the most recent internal quality control review or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and all relationships between the independent accountants and the Company to assess the auditor’s independence.

4.

The Committee shall review and present its conclusions regarding the independent accountants’ qualifications, performance and, if applicable, its conclusions regarding the rotation of the independent accountants to the Board at least annually.

C.	Responsibilities for Reviewing the Annual External Audit and the Financial Statements

The Committee will:

1.

request the independent accountants to confirm that they are accountable to the Committee and that they will provide the Committee with timely analyses of significant financial reporting and internal control issues;

2.	review with management significant risks and exposures identified by management and management’s steps to minimize them;

3.	review the scope of the external audit with the independent accountants;

4.	review with management and the independent accountants, as appropriate:

a.	the Company’s internal controls, including computerized information system controls and security;

b.	the Company’s significant accounting policies;

c.

the Company’s annual audited financial statements and quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” before they are made public;

d.

all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants;

e.	material written communications between the independent accountants and management, such as any management letter or schedule of unadjusted differences; and

f.	the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

5.	after the completion of the annual audit examination, or as needed throughout the year, discuss with management and the independent accountants:

a.	the Company’s annual financial statements and related footnotes, including any adjustments to such statements recommended by the independent accountants;

b.

any significant findings and recommendations made by the independent accountants with respect to the Company’s financial policies, procedures and internal accounting controls together with management’s responses thereto;

c.	the qualitative judgments about the appropriateness and acceptability of accounting principles, financial disclosures and underlying estimates;

d.	any significant difficulties or problems with management encountered during the course of the audit;

e.	any other matters about the audit procedures or findings that Generally Accepted Accounting Standards (“GAAS”) require the auditors to discuss with the Committee; and

f.	the form of opinion the independent accountants propose to render to the Board and the Committee and shareholders;

6.

review disclosures made to the Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls over financial reporting or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls over financial reporting;

7.	recommend to the Board whether to include the audited financial statements in the Company’s Form 10-K; and

8.	issue for public disclosure by the Committee the report required by the SEC to be included in the Company’s annual proxy statement.

D.	Compliance Oversight Responsibilities

The Committee shall:

1.	obtain from the independent accountants assurance that Section 10A(b) of the Securities Exchange Act of 1934, as amended, has not been implicated; and

2.

administer the procedures relating to the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

See Whistleblower Policy attached hereto as Annex C.

IV.	Committee Membership

The Committee shall be composed of two or more directors as determined by the Board, each of whom:

1.

shall be Independent Directors, and free from any material relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee;

2.	shall be or shall become (within a reasonable period of time after his or her appointment) “financially literate,” as such qualification is interpreted by the Board; and

3.

shall have a basic understanding of finance and accounting practices and shall be able to read and understand financial statements. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

The members of the Committee shall meet the requirements of the rules of any applicable national securities exchange and all other applicable laws, rules or regulations, in each case, when, as and to the extent applicable to the Company. In addition, at least one member of the Committee shall have accounting or related financial management experience.

The members of the Committee shall be elected by the Board, upon recommendation of the Nominating and Corporate Governance Committee, annually or until their successors shall be duly elected and qualified. Unless a Chairman is elected by the full Board, the members of the Committee may designate a Chairman by majority vote of the full Committee membership, upon recommendation of the Nominating and Corporate Governance Committee.

If a Committee member simultaneously serves on the audit committee of more than three public companies, the Board must determine that such simultaneous service would not impair such member’s ability to serve effectively on the Committee, and such determination by the Board must be disclosed on the Company’s website or in its annual proxy statement.

V.	Meetings

The Committee shall meet at least four times each year, or more frequently as circumstances require. The Chairman of the Committee may call a Committee meeting whenever deemed necessary and shall be responsible for meeting with the independent accountants at their request to discuss the interim financial results. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent accountants to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Action may be taken by the Committee upon the affirmative vote of a majority of the members present at the meeting if a quorum of committee members, as defined in the Company’s bylaws, is present (or where only two members are present, by unanimous vote).

VI.	Additional Resources

Subject to the approval of the Board, the Committee shall have the right to use reasonable amounts of time of the Company’s independent registered public accounting firm, outside lawyers and other internal staff and also shall have the right to hire independent experts, lawyers and other consultants to assist and advise the Committee in connection with its responsibilities. The Committee shall keep the Company’s Chief Executive Officer advised as to the general range of anticipated expenses for outside consultants, and shall obtain the concurrence of the Board in advance for any expenditures.

Appendix B

REMORA CAPITAL CORPORATION

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

I.	Statement of Purpose

The Nominating and Corporate Governance Committee (the “Committee”) is a standing committee established by the Board of Directors (the “Board”) of Remora Capital Corporation (the “Company”). The purpose of the Committee is to assist the Board in fulfilling its oversight responsibilities related to:

A.	identifying individuals qualified to become members of the Board;

B.	selecting or recommending to the Board the director-nominees for each annual meeting of shareholders;

C.	developing and recommending to the Board a set of corporate governance principles applicable to the Company;

D.	planning for the succession of the Company’s executive officers, if any;

E.	overseeing the evaluation of the Board, its committees and management; and

F.

recommending to the Board the compensation to be paid to the directors who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, of the Company (the “Independent Directors”).

II.	Membership and Qualifications

Membership: The Committee shall consist of at least two (2) Independent Directors of the Board. Members of the Committee shall be nominated by the Committee annually and as vacancies or newly created positions occur. Members of the Committee shall be appointed by the Board.

Qualifications: Each member of the Committee must be an Independent Director and must meet the requirements of a “non-employee director” for purposes of Section 16 of the Securities Exchange Act of 1934, as amended. If and when the Company lists its shares on a national securities exchange, the members of the Committee shall meet the requirements of such exchange. The Board shall annually review the Committee’s compliance with such requirements.

Chairperson: Unless a Chairperson is elected by the full Board, the members of the Committee may designate a Chairperson by majority vote of the full Committee membership.

Resignation, Removal and Replacement: Any member of the Committee may resign from the Committee at any time upon notice of such resignation to the Company. The Board shall have the power at any time to remove a member of the Committee with or without cause, to fill all vacancies, and to designate alternate members, upon the recommendation of the Committee, to replace any absent or disqualified members.

III.	Procedures

The Committee will meet at least once per year and at such additional times as may be necessary to carry out its responsibilities. The Chairperson of the Committee, in consultation with the other committee members, shall determine the frequency and length of the Committee meetings and shall set meeting agendas consistent with this charter. Any two members, the Chairperson of the Committee, or the Chairperson of the Board and/or the Chief Executive Officer of the Company may call a meeting of the Committee whenever deemed necessary.

Action may be taken by the Committee upon the affirmative vote of a majority of the members present at the meeting if a quorum of committee members, as defined in the Company’s bylaws, is present (or where only two members are present, by unanimous vote).

The Committee may invite any member of the Board who is not a member of the Committee, officer, employee, counsel, representatives of service providers or other persons to attend meetings and provide information to the Committee as appropriate.

An agenda, together with materials relating to the subject matter of each meeting, shall be sent to members of the Committee prior to each meeting. Minutes for all meetings of the Committee shall be prepared to document the Committee’s discharge of its responsibilities. The minutes shall be circulated in draft form to all Committee members to ensure an accurate final record, shall be approved at a subsequent meeting of the Committee and shall be distributed periodically to the full Board.

IV.	Goals, Responsibilities and Authority

In carrying out its mission, the Committee shall have direct responsibility and authority to perform the following duties.

Nominating Directors

A.

Identify individuals qualified to become Board members, consistent with criteria approved by the Board, receive nominations for such qualified individuals, select, or recommend that the Board select, the director-nominees for the next annual meeting of shareholders, taking into account each candidate’s ability, judgment and experience and the overall diversity and composition of the Board.

B.

Recommend to the Board candidates for election to the Board and evaluate the Board in accordance with criteria set forth below or determined as provided below. As part of this responsibility, the Committee shall be responsible for conducting, subject to applicable law, any and all inquiries into the background and qualifications of any candidate for the Board and such candidate’s compliance with the independence and other qualification requirements established by the Committee.

The Board has not adopted a formal policy with regard to the consideration of diversity in identifying director-nominees. In determining whether to recommend a director-nominee, the Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Board generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending director nominees. The Board believes that the inclusion of diversity as one of many factors considered in selecting director-nominees is consistent with the Board’s goal of creating a Board that best serves the needs of the Company and the interests of its shareholders.

a.	General Considerations. Each director should:

i.	be an individual possessing high standards of character and integrity, relevant experience, a willingness to ask hard questions and the ability to work well with others;

ii.	be free of conflicts of interest that would violate applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

iii.	be willing and able to devote sufficient time to the affairs of the Company and be diligent in fulfilling the responsibilities of a director and Committee member; and

iv.	have the capacity and desire to represent the balanced, best interests of the shareholder as a whole and not a special interest group or constituency.

b.

Specific Considerations. The Committee shall review the skills, experiences (such as current business experience or other such current involvement in public service, academia or scientific communities), particular areas of expertise, particular backgrounds, and other characteristics that help ensure the effectiveness of the Board and Board committees. These considerations should:

i.	take into account any particular needs of the Company and may be adjusted as these Company characteristics evolve;

ii.	consider periodically complimentary skills or other attributes, which may not be represented on the Board that would be useful to the Board as it fulfills its duties; and

iii.	be based on a consideration of each individual’s contributions, the availability of director candidates, and the Company’s needs.

C.	Monitor Board composition and recommend candidates as necessary to ensure that the number of independent directors serving on the Board satisfies SEC requirements.

D.

Review any candidate recommended or nominated by shareholders in light of the Committee’s criteria for selection of new directors, as well as requirements under the Company’s organizational documents and applicable law.

E.

Recommend to the Board qualified individuals to serve as committee members on the various Board committees. The Committee shall review and recommend committee slates annually and shall recommend additional committee members to fill vacancies as needed.

F.

Recommend to the Board or to the appropriate committee thereto processes for annual evaluations of the performance of the Board and any executive officers of the Company. In discharging this responsibility, the Committee shall solicit comments from all directors and report annually to the Board on the results of the evaluation.

Board of Directors

A.

Clearly articulate to each director what is expected of their tenure on the Board, including directors’ basic duties and responsibilities with respect to attendance at Board meetings and advance review of meeting materials.

B.

Develop and, as needed, evaluate orientation guidelines and continuing education guidelines for each member of the Board and each member of each committee thereof regarding his or her responsibilities as a director generally and as a member of any applicable committee of the Board.

C.

Review the Company’s practices and policies with respect to directors, including the size of the Board, the ratio of employee directors to non-employee directors, the meeting frequency of the Board, the structure of Board meetings and the responsibilities of the Board and its Committees and make recommendations to the Board with respect thereto.

Succession Planning for Chief Executive Officer and Other Executive Officers

A.	Oversee the maintenance and presentation to the Board of management’s plans for succession to senior management positions in the Company.

Corporate Governance

A.	Oversee an annual review of the performance of the full Board and report the results thereof to the full Board.

B.	Monitor and make recommendations to the Board on matters of Company policies and practices relating to corporate governance.

C.	Annually evaluate the Company’s Code of Ethics and, if appropriate, recommend changes to that code.

D.	In concert with the Board, review the Company policies with respect to significant issues of corporate public responsibility, including contributions.

E.	Consider and report to the Board any questions of possible conflicts of interest of Board members.

F.	Review shareholder proposals regarding corporate governance and make recommendations to the Board.

Compensation to be Paid to Independent Directors of the Board

A.	At least annually, review and assess the compensation paid to the Independent Directors of the Board and make recommendations to the Board with respect to any recommended changes.

Other

A.

At least annually, review and assess the adequacy of the charters, structures and operations of this Committee and the other existing Board committees, including policies for removal of members and rotation of members among other Committees of the Board, and submit any changes to the Board for approval.

B.	Have the sole authority to retain and terminate a search firm to assist in the identification of director candidates and have the authority to approve the search firm’s fees and other retention terms.

C.	Have the authority to retain legal, accounting or other experts that it determines to be necessary to carry out its duties and to determine compensation for such advisors.

D.	Carry out such other duties that may be delegated to the Committee by the Board from time to time.

In discharging its duties hereunder, the Committee shall have full access to any relevant records of the Company and shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any advisors employed by the Committee, and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

The Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Committee.

V.	Evaluation

The Committee shall evaluate its performance on an annual basis and recommend changes to the Board as needed.

VI.	Disclosure of Charter

This charter will be made available on the Company’s website, if any.

REMORA
CAPITAL PARTNERS

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T02957-Z93727

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REMORA CAPITAL CORPORATION

The Board of Directors recommends you vote FOR proposal 1:

	For	Against
1. To elect Daniel Mafrice as a Class I Director of the Board of Directors of REMORA CAPITAL CORPORATION (the "Company") for a three-year term, expiring at the 2029 Annual Meeting of Stockholders of the Company, and until his successor is duly elected and qualified.	☐	☐

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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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T02958-Z93727

REMORA CAPITAL CORPORATION
Annual Meeting of Stockholders
November 5, 2026 10:00 A.M. Pacific Time
This proxy is solicited by the Board of Directors

The undersigned stockholder of REMORA CAPITAL CORPORATION, hereby appoints Kyleah Adamson and Daniel Mafrice, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the 2026 Annual Meeting of Stockholders of REMORA CAPITAL CORPORATION to be held on November 5, 2026, 10:00 A.M. Pacific Time, virtually at www.virtualshareholdermeeting.com/REMR2026, and any and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, the accompanying Proxy Statement, and Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and revokes any proxy heretofore given with respect to such meeting.

This proxy is solicited on behalf of the Board of Directors of REMORA CAPITAL CORPORATION. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 2026 Annual Meeting of Stockholders or any adjournments or postponements thereof in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in their discretion, including, but not limited to, matters incident to the conduct of the meeting or a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies for any or all of the proposals referenced herein.

If you sign, date and return this proxy, it will be voted as directed, or if no direction is indicated, will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side